May 2010 EXHIBIT 99.1

Forward-Looking Statements
Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws.
Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-
Looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
The forward-looking statements contained in this presentation reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: the use of proceeds from our initial public offering and the concurrent private placement; our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for our target assets; our expected leverage; general volatility of the securities markets in which we invest; our expected investments; our expected co-investment allocations and related requirements; interest rate mismatches between our target assets and our borrowings used to fund such investments; changes in interest rates and the market value of our target assets; changes in prepayment rates on our target assets; effects of hedging instruments on our target assets; rates of default or decreased recovery rates on our target assets; the degree to which our hedging strategies may or may not protect us from interest rate volatility;
impact of changes in governmental regulations, tax law and rates, and similar matters; our ability to maintain our qualification as a REIT for U.S.
federal income tax purposes; our ability to maintain our exemption from registration under the 1940 Act; availability of investment opportunities in mortgage-related and real estate-related investments and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and market trends in our industry, interest rates, real estate values, the debt securities markets or the general economy.
While forward-looking statements reflect our good faith beliefs, assumptions and expectations, they are not guarantees of future performance.
Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent filings with the SEC.
This presentation contains statistics and other data that has been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data.
Certain of the following slides present information related to the prior performance of Colony Capital, LLC and its affiliates. This information is provided for informational purposes only and is not intended to be indicative of future results. Actual performance of
Colony Financial, Inc. may vary materially.

Colony Financial, Inc. Overview
Colony Financial (NYSE: CLNY)
•
Commercial mortgage REIT focused on acquiring and originating commercial real estate mortgage loans and real estate-related debt
•
Priced September 23, 2009 at $20.00/share
•
Total gross proceeds of $292.5 million
•
Externally managed by a subsidiary of Colony Capital, LLC
•
Sponsor investment of $10.75 million
•
1.50% management fee on committed equity (ramps as IPO equity is deployed)
•
20% incentive fee above 8% trailing twelve-month ROI to investors (paid solely in stock)
$1.2 billion of total Colony Capital equity invested and committed, primarily in distressed debt investments, since October 2009; $215 million allocated to Colony
Financial, Inc.
(1)
Approximately 78% of IPO Capital Invested / Committed To-Date
(1) Assumes an estimated $400mm equity stake in First Republic Bank, including $24 million allocated to Colony Financial, Inc.

Investment Highlights
*Past performance is not a guarantee of future results.
(1) Includes investment-specific co-investment vehicles.
(2) Internal rates of return (gross) before fees, expenses, and general partner’s carried interest, calculated using a “time-zero” methodology in which the cash flows of all investments (actual amounts of contributions and distributions) are based from the same hypothetical starting date.
(3) Internal rates of return (net) after fees, expenses, and general partner’s carried interest, calculated using a “time-zero” methodology in which the cash flows of all investments (actual amounts of contributions and distributions) are based from the same hypothetical starting date.
Historic
Market
Opportunity
• Long term opportunity to acquire and originate CRE debt with attractive risk-adjusted returns
• Hybrid financial institution/real estate company
• REIT election for tax efficiency
Premier
Sponsor
• Sponsored by Colony Capital – a leading global real estate investment firm founded in
1991 by Thomas J. Barrack, Jr.
• 32 private investment vehicles
(1)
/ $16.1 billion of equity raised over 19-year history
• Experienced and tenured executive team with over 200 employees in 13 offices across
10 countries with in-house asset management and servicing capabilities
Relevant
Experience
• Deep experience underwriting and investing in CRE debt dating back to RTC era
• 28% gross
(2)
/ 21% net
(3)
internal rate of return (“IRR”) on all realized debt investments since 1991 involving 24 transactions and 4,674 assets*
• Colony Capital investing through its private distressed real estate credit fund since
July 2008
Robust
Pipeline
• CLNY continues to source attractive deal flow and our pipeline is ramping
• Invested, or committed to invest 78% of our net IPO proceeds in first three quarters of operation
• Colony Capital’s global platform provides a significant advantage
Recent investments in Europe, sourced via regional offices
Co-investments with private funds allow us to access bigger deals
CLNY’s allocation right increases from 33% to 50% upon expiry of CDCF’s investment period (July 2010)

Thomas J. Barrack, Jr.
(Chairman)
Richard Saltzman
(President)
Executive Committee
(8 Members)
Investor
Relations
Executive, Legal
and Administrative
Finance and
Accounting
Acquisitions
Asset
Management
Colony Capital, LLC
• 13 offices in 10 countries
• Over 200 employees
• Since inception invested in ~10,000
assets acquired for ~$45 billion
Global Footprint
Santa Monica • Boston • New York • London • Madrid • Paris • Rome • Beirut • Beijing • Hong Kong • Seoul • Taipei • Tokyo

Note: Above includes Colony Realty Partners, LLC, Colony Capital SAS, and other affiliates of Colony Capital LLC.

Special
servicers
Key Relationships Cultivated Over Decades
Differentiated Deal Sourcing Sets Us Apart from Our Competition
BORROWERS
• Private
investors
• Real estate
operating
companies
• Real estate
funds
• REITs
• Developers
• Homebuilders
PROPRIETARY
DEAL
FLOW
FINANCIAL INSTITUTIONS
• Commercial
banks
• Pension
funds
• Life insurance
companies
• Specialty
finance
companies
• Hedge funds
• Investment
banks
GOVERNMENT
• FDIC
• OTS
• Treasury
• OCC
• FRB
• HUD
Differentiated
Deal Sourcing
•
Strong relationships with the government (including FDIC), banks and other financial institutions, public and private real estate companies
•
Ability to make secondary CRE loan acquisitions including NPLs / Loan-to-Own and to originate new loans
•
Recent experience acquiring loan portfolios from FDIC
•
Global platform has already yielded two deals in Europe

Colony Investment Track Record
Colony Capital’s experience
•
Colony Capital has invested in over 10,000 assets with acquisition value of approximately $45 billion
•
Since 1991, $16.1 billion equity raised and invested in real estate debt and equity
During the RTC era, Colony Fund I executed $1.7 billion of transactions with government agencies and financial institutions comprising 1,093 assets
•
Colony Capital was founded in 1991 with the acquisition of assets from the RTC
•
Continued to build reputation investing in distressed CRE assets during the ’90s
•
Successful resolution of these portfolios yielded 34% gross
(6)
and 28% net
(7)
IRR*
Exceptional performance on realized debt investment strategies
Vehicle IPO Pricing Date
Number of
Investments
Equity Invested &
Committed
Net IPO
Proceeds
Colony Financial, Inc. 2009 12 $215 $275 (1)
Realized Real Estate-Related
Debt Investments
Fund Closing
Date (2)
Number of
Assets (3)
Equity
Invested (4)
Total
Capitalization (4)(5)
Gross
IRR (6)
Net
IRR (7)
Debt Investments* (8) 1991- 2003 4,674 $430 $2,251 28% 21%
*The performance and other data is not a guarantee or prediction of the returns that we may achieve in the future.
(1) Gross proceeds of the IPO and private placement of $292.5mm, net of transaction costs and underwriting fees (cash and deferred).
(2) Represents year of initial deployment of equity.
(3) Number of Assets includes distinct mortgages and properties which are part of the investments; with respect to corporate entity investments in which Colony Capital has majority ownership or substantial control rights, includes all real estate assets controlled through such entities; other corporate entity investments are tabulated as a single asset.
(4) Excludes capital called for fund-level fees and expenses.
(5) Total Capitalization is determined as of the closing of the investment and includes all equity called and all debt funded or contractually committed to be funded by the collective investments herein.
(6) Internal rates of return (gross) before fees, expenses, and general partner’s carried interest, calculated using a “time-zero” methodology in which the cash flows of all investments (actual amounts of contributions and distributions) are based from the same hypothetical starting date. Investors participating in all Colony Fund I investments achieved a time-weighted gross internal rate of return of
58% (calculated using actual dates and amounts of contributions and distributions).
(7) Internal rates of return (net) after fees, expenses, and general  partner’s carried interest, calculated using a “time-zero” methodology in which the cash flows of all investments (actual amounts of contributions and distributions) are based from the same hypothetical starting date. Investors participating in all Colony Fund I investments achieved a time-weighted net internal rate of return of 46%
(calculated using actual dates and amounts of contributions and distributions).
(8) This table shows certain performance data relating to all realized real-estate related debt investments, as of December 31, 2009, made by investment funds sponsored by Colony Capital or its affiliates, and does not include investments made by Colony Financial, Inc.

Investment Strategy
• Origination and purchase of well structured
and re-underwritten first mortgage commercial
loans
• Acquire at discount from banks, CRE funds
and other finance companies
• FDIC dispositions of CRE assets from failed
banks, often at large discounts to face value
• Value-added strategies including loan-to-own,
discounted payoffs and loan modifications
• U.S. Life Insurance
Loan Portfolio
• DB FDIC Portfolio
• Class A Manhattan
Office
• Colonial Loan
• U.S. Commercial Bank
Loan Portfolio
• German Portfolio
• Priming Loans / DIP lending / Rescue Capital
• B-notes and Mezzanine Loans
• Minority Equity Positions in Banks
• Construction / Rehab loans
• CMBS / CRE CDO
• WLH Secured Loan
• First Republic Bank
• WLH Land Acquisition
First Mortgage
Loans
&
FDIC Portfolios
Other /
Special
Situations
Targeted
Strategy Description
Recent Colony
Investments

CLNY Current Portfolio
(dollars in millions)
Closed Transactions
Date
Acquired
CLNY
Description Invested Committed Total % Owned
U.S. Life Insurance Loan
Portfolio
Dec-09 $49.7 $ – $49.7 37.9%
25 performing, fixed rate first mortgages secured by commercial real estate
WLH Secured Loan Oct-09 48.0 – 48.0 24.0%
Senior secured term loan secured by first mortgages on
residential land and security interests in cash and other assets
DB FDIC Portfolio Jan-10 33.0 1.7 34.7 33.3%
Approximately 1,200 performing and non-performing loans
secured mostly by commercial real estate
First Republic Bank Pending – 24.0 24.0 TBD Equity stake in approximately $20 billion retail bank
Class A Manhattan Office Mar-10 15.0 – 15.0 33.3%
First mortgage pari-passu participation interest secured by Class
A midtown Manhattan office building
Spanish REOC/Colonial
Loan
Nov-09 12.0 1.3 13.3 5.1%
Syndicated senior secured loan to a Spanish commercial real
estate company
West Village Townhomes/
Photography Loan
Mar-10 9.9 – 9.9 33.3%
Recourse Loan Secured by first liens on two West Village
Manhattan townhomes and a photography catalogue
U.S. Commercial Bank Loan
Portfolio
Dec-09 6.7 – 6.7 33.3%
10 Performing and one delinquent, fixed rate first mortgages secured by commercial real estate
German Loan Portfolio Dec-09 5.3 – 5.3 33.3%
94 primarily first mortgage non-performing commercial real estate loans
WLH Land Acquisition Dec-09 3.4 – 3.4 24.0% Approximately 1,100 residential lots in a sale/easement
Westlake Village Loan Oct-09 2.5 – 2.5 33.3% First mortgage commercial loan
AAA CMBS Financed with
TALF
Oct-09 2.0 – 2.0 32.7% AAA CMBS security financed with five-year TALF
TOTAL – Closed & Pending $187.5 $27.0 $214.5

CLNY Capital Commitments
Unfunded Commitments
First Republic Bank
DB FDIC Portfolio
Spanish REOC/Colonial Loan
$24
2
1
Total Commitments $27
INVESTED
$188; 68%
COMMITTED
NOT
UTILIZED
$27; 10%
AVAILABLE
$61; 22%
$275 Net Proceeds after Deferred Underwriting Fees
78% Called and Committed
(dollars in millions)
$61 million of uncommitted capital; 22% of total net proceeds

U.S. Life Insurance Loan Portfolio
Investment Description
•
Dec-09 purchase of 25 first lien commercial
loans for $131 million from Nationwide Life
Insurance Company (25% discount to portfolio
UPB of $175 million)
•
All loans are current and performing
•
Assets located nationwide with largest
concentration in PA (21% of UPB), NC (12%),
CA, IL, MI, MO, NV, and UT (7-9% each) – 47% retail,
28% office, 22% industrial, 3% hotel
•
Portfolio generates average interest yield of 8.3% and cash yield of 10.2% including principal amortization on purchase price basis
> On average, loans in portfolio have been current for 35 months and have a remaining term of 85 months
Current Status
•
$2.2 million collections since acquisition, representing a 10% annualized cash yield, on target with underwriting
•
Expected that majority of loans will perform to maturity with some loans resolving early through discounted payoff or foreclosure

WLH Secured Loan
Investment Overview
•
Oct-09 $206 million senior first mortgage loan secured by real estate and $71 million of pledged cash
•
WLH has built over 100,000 homes since 1956
> WLH owns 11,829 lots, homes and models
•
14% coupon and 3% origination fee; 5-year term (matures Oct-14)
> Interest only with full recourse to WLH
•
Debt proceeds used by WLH to increase near-term corporate liquidity, accelerate development and sale of selected projects, extinguish revolver debt and acquire new assets at distressed pricing
Current Status
•
Loan performing and WLH’s performance has tracked Colony underwriting
> Since funding, WLH acquired 862 finished lots for $87 million ($101k/lot)
> Sales pace and pricing has exceeded underwriting projections
> $118 million of pledged cash as of 3/31/09 serves as significant war chest for future acquisitions and buffer for scheduled interest payments
•
WLH received $102 million of tax refunds in 2010 due to extension of NOL carryback;
cash included in collateral

DB FDIC Portfolio
Investment Overview
•
Jan-10 portfolio acquisition of approximately 1,200 loans with aggregate unpaid principal balance of approximately $1.0 billion for 44% of face value
•
Deutsche Bank served as advisor to FDIC on sale of 40% managing member equity interest in newly formed limited liability company created to hold acquired loans, with
FDIC retaining remaining 60% equity interest
•
Majority of portfolio comprised of non-performing and sub-performing loans secured by first priority liens on CRE assets and land
> Primarily in California, Nevada, Arizona, Georgia and Florida
> High concentration of loans secured by land and retail assets
•
FDIC provided highly favorable financing ($233 million – 50% LTV) at 0% interest rate;
cash flow sweep after fees and expenses, no covenants
Current Status
•
All loans boarded onto loan servicing and asset management systems
•
Asset managers establishing and executing business plans on asset by asset basis
> Borrowers contacted and discussions underway regarding modifications; legal strategies being pursued where applicable
> Resolutions (23 loans) and other collections since closing totaling $23 million in first
75 days

First Republic Bank (“FRB”)
Investment Description
•
Oct-09, Colony-led consortium, with General Atlantic, signed agreement to acquire First
Republic Bank from Bank of America Corporation (“BofA”)
•
Unique opportunity to acquire a $20 billion best-in-class relationship bank led by Jim H.
Herbert, II and Katherine August-deWilde
> Approximately $19 billion of loans and $17 billion of deposits
Current Status
•
Expected closing in Q2 2010
•
Regulatory approvals in process
•
Operating and financial transition underway
> BofA and FRB teams began transition Nov-09 and continue to work toward smooth divestiture
> 4Q09 results (first quarter since signing) slightly ahead of underwriting

Class A Manhattan Loan Participation
Investment Description
•
$45 million acquisition of pari-passu participation in
$1.2 billion first mortgage on mid-town Manhattan
office building (32% discount to UPB of $66 million)
> Represents 5.4% of first mortgage, which consists
of $930 million of CMBS and $286 million of
non-securitized pari-passu first mortgage notes
> 6.4% coupon; 9.5% cash yield at acquisition;
matures Feb-17
> 1.4 million SF Class A building built in 1957
> Acquisition basis of $585/SF (vs. $858/SF face value)
•
Current occupancy of 86%
> In-place rents of $64/SF well below recent lease comps
> Office building acquired by owners Feb-07 for $936/SF
Current Status
•
Loan transferred to special servicing Mar-10 as necessary step to allow for restructuring discussions – note is current and performing
•
Anticipated restructure to occur at or prior to depletion of interest reserve (late 2010 /
early 2011)

Spanish REOC/Colonial Loan
Investment Description
•
Dec-09 acquisition of €903 million (face amount)
share of syndicated loan to Inmobiliaria Colonial,
S.A. for €329 million (64% discount) – 18% share
of company’s total debt
> Joint venture with Orion Capital Managers
and Mount Kellett
•
Timing of acquisition coincided with Colonial’s
negotiations with lenders to recapitalize its over-leveraged balance sheet (LTV > 100%
and ICR < 0.8x)
•
Colonial (SM: COL) is one of the largest publicly-traded real estate companies in Spain with prime office building portfolio in Madrid, Barcelona, and Paris (through 53.4% share in Société Foncière Lyonnaise)
•
Company portfolio consists of €4.8 billion in quality real estate assets:
> €3.6 billion rental assets generating €150 million annual revenues
> €1.2 billion for over 2 million m2 of building rights in quality land bank, residential developments and commercial projects (non-yielding)
Investment Thesis
•
Opportunity to acquire debt backed by quality real estate assets at significant discount to face value, with further opportunity to enhance position via restructuring
•
Pending recapitalization entails segregating performing and non-performing debt into separate tranches and converting a portion of debt to equity via issuance of new shares

West Village Townhomes/ Photography Loan
Investment Description
•
Mar-10 origination of 5-year, $30.4 million
recourse loan to world-renowned
photographer (Annie Leibovitz)
•
Secured by first liens on two prime West Village
Manhattan townhomes and photography catalogue
Current Status
•
Interest rate 14% per year, of which up to 4%
can accrue in first 12 months at borrower's option;
2% origination fee
> Low 36% LTV based upon real estate appraisal value and wholesale liquidation value of unique photography catalogue including 100,000 prints and over one million negatives
•
Colony will participate in free cash flow from borrower's catalogue and photography business during life of loan and minimum of two years thereafter

U.S. Commercial Bank Loan Portfolio
Investment Description
•
Dec-09 purchase of 11 largely performing, first lien commercial real estate mortgages from JPMorgan Chase for $20 million (40% discount to portfolio UPB of $33 million)
> Ten performing loans represent 93% of UPB
•
All assets located in South Florida – 77% retail and 23% office
•
On Colony’s purchase price basis, portfolio generates average interest yield of 10.2%
and cash yield of 11.7% including principal amortization
> On average, loans in portfolio have been current for 24 months and have a remaining term of 108 months
Current Status
•
93% of portfolio current and performing as expected
> One loan currently under Forbearance Agreement, but paying interest current
•
Collections since acquisition total $0.4 million, representing an annualized cash yield of
11%, on target with underwriting
•
Expected that majority of loans will perform to maturity with some loans resolving early through discounted payoff or foreclosure

German Loan Portfolio
Investment Description
•
Dec-09 acquisition of NPL portfolio from
Bankaktiengesellschaft AG, the “bad bank”
repository for a network of German cooperative
banks, for €10 million (net of €1.8 million interim
collections); 84% discount to portfolio UPB of
€61 million
> 94 primarily first mortgage, non-performing
real estate loans located 72% in Western Germany and 28% in former East German states
> Collateral includes 48% residential, 29% commercial, 18% land, and 5% mixed use assets
Current Status
•
Six loans fully resolved as of YE09; together with receipts from unresolved loans, total collections are ahead of underwriting projections
Strategic Execution
•
Resolve remaining portfolio by 4Q12 via loan modifications, loan sales, discounted payoffs and foreclosures

Westlake Village Loan
Investment Description
•
Oct-09 purchase of performing real estate
loan on 60,000 SF office building located in
Westlake Village, CA for $7.6 million from
BofA (32% discount to $11.3 million UPB)
> Implied basis of $128/SF, approximately
58% of replacement cost
•
Loan generates average interest yield of 8%
on purchase price basis
•
Loan matures in 2017
Current Status
•
Building maintains 100% occupancy with four tenants: The Walking Company, Loan
Tool Box, Yoga Works, LLC, and Amalgamated Pixels Inc.
> The Walking Company recently filed bankruptcy; lease terms temporarily revised and tenant performing as agreed
•
$0.3 million collections since acquisition, representing an annualized cash yield of 8%, on track with underwriting
•
Pursue opportunities for early exit while achieving return projections

AAA CMBS Financed with TALF
      Investment Overview
•
Acquired $40.0 million of a AAA-rated CMBS security for approximately $37.9 million
•
Obtained approximately $31.9 million of financing from the Term Asset-Backed Securities
Loan Facility, or TALF for a five-year term, which resulted in a total equity investment of approximately $6.0 million
•
CLNY’s pro rata share of the equity investment was approximately $2.0 million, which represents a 32.7% ownership interest
•
Security has a coupon of 5.29%
•
TALF financing financing  carries an interest rate of 3.64%
•
The leveraged current cash yield is approximately 15.7% based on the equity investment

Deal Pipeline
Pipeline is expanding at accelerating rate
•
FDIC portfolio sales
•
Financial institution asset sales
•
Discounted payoff financings
•
First mortgage originations
•
Real estate operating company
recapitalizations
•
DIP financings
•
CMBS / CRE CDO
Fundamentals continue to drive ramp-up of deal flow
•
702 banks and $403 billion of assets
are on FDIC Troubled Banks List
(2)
•
140 banks failed in 2009 with approximately
$170 billion of assets
(2)
•
Top 100 banks hold $1.05 trillion of CRE loans /
$80.5 billion of Non-Performing Loans
(1)
LARGE
EXISTING
DEAL
PIPELINE
(1) Commercial Mortgage Alert as of January 15, 2010.
(2) FDIC as of December 31, 2009.

Investment Opportunity
Attractive risk-adjusted returns are available through
re-underwritten secondary and newly originated CRE
loans and other debt investments
PROVEN
STRATEGY
Financial industry and CRE market correction underway
and expected to create a protracted period of distress
analogous to the early 1990s
THE RIGHT
TIME
DISTINGUISHED
TEAM
Experienced sponsor with operational platform and
successful CRE debt investment track record dating back
to RTC era
Unique Investment Opportunity in a CRE Finance Company
with Strong Sponsorship